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                                                                    Exhibit 99.1

                  Certification pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

The undersigned hereby certifies that, to his or her knowledge, (i) the Form 10-QSB filed by Uwharrie Capital Corp (the "Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                      UWHARRIE CAPITAL CORP

Date:  May 12, 2003                   By:  /s/   Roger L. Dick
                                           -------------------------------------
                                           Roger L. Dick
                                           Chief Executive Officer

Date:  May 12, 2003                   By:  /s/   Barbara S. Williams
                                           -------------------------------------
                                           Barbara S. Williams
                                           EVP, Principal Finance Officer